Filed pursuant to Rule 497(a)
File No. 333-232492
Rule 482ad

priced: $100mm, 3.375% coupon at 99.418 to yield 3.500%
trade date: 8/24/21
settle date: 8/27/21
CUSIP: 140501AC1

Issuer:	Capital Southwest Corporation ("CSWC")
Security Type:	Sr. Unsecured Notes
Size:	$100mm
Format:	SEC Registered
Maturity:	October 1, 2026
Expected Rating:	A- (Egan-Jones)*
Use of Proceeds:	Redeem the Company's outstanding 5.375% Notes due 2024
Opt Redemption:	Make Whole Call, 3 month par call
Sole Bookrunner:	Raymond James
Denoms:	$2,000 x $1,000
Settlement:	T+3 (Aug 27, 2021)
IPT:	3.500%
Timing:	Today's business

Link to Preliminary Prospectus Supplement:	https://www.sec.gov/Archives/edgar/data/0000017313/000001731321000118/preliminaryprospectussuppl.htm

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of CSWC before investing. The preliminary prospectus supplement dated Aug. 24, 2021, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about CSWC and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.